UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06728

Name of Fund: BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2013

Date of reporting period: 10/31/2012

Item 1 – Report to Stockholders

October 31, 2012

Semi-Annual Report (Unaudited)

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Dear Shareholder

In the final months of 2011, financial markets were highly volatile but were in a mode of gradual improvement. Global central bank actions and better-than-expected economic data tempered investors’ anxiety after markets had been upended in the previous quarter by sovereign debt turmoil in the United States and Europe. Improving sentiment carried over into early 2012 as investors felt some relief from the world’s financial woes. Volatility was low and risk assets (including stocks, commodities and high yield bonds) moved boldly higher through the first two months of 2012, while climbing Treasury yields pressured higher-quality fixed income assets.

Markets reversed course in the spring when Europe’s debt problems boiled over once again. High levels of volatility returned as political instability threatened Greece’s membership in the eurozone and debt problems in Spain grew increasingly severe. Sovereign debt yields in peripheral European countries continued to rise while finance leaders deliberated over the fiscal integration of the currency bloc. Alongside the drama in Europe, investors were discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, emerged as a particular concern. In the United States, disappointing jobs reports dealt a crushing blow to investor sentiment. Risk assets sold off in the second quarter as investors retreated to safe haven assets.

Despite ongoing concerns about the health of the global economy and the debt crisis in Europe, most asset classes enjoyed a robust summer rally powered mainly by expectations for policy stimulus from central banks in Europe and the United States. Global economic data continued to be mixed, but the spate of downside surprises seen in the second quarter had receded and, outside of some areas of Europe, the risk of recession largely subsided. Additionally, in response to mounting debt pressures, the European Central Bank allayed fears by affirming its conviction to preserve the euro bloc. Early in September, the European Central Bank announced its plan to purchase sovereign debt in the eurozone’s most troubled nations. Later that month, the US Federal Reserve announced its long-awaited — and surprisingly aggressive — stimulus program, committing to purchase $40 billion of agency mortgage-backed securities per month until the US economy exhibits enough strength to sustain real growth and the labor market shows solid improvement. These central bank actions boosted investor confidence and risk assets rallied globally.

European stocks continued their advance in the final month of the reporting period as progress toward fiscal integration created a more positive atmosphere for investors. However, as corporate earnings season got underway in the United States, lackluster results pointed to the fragility of global growth and pushed US equity markets down for the month of October. The period ended with increasing concern about how and when US politicians would resolve the nation’s looming fiscal crisis, known as the “fiscal cliff.”

All asset classes performed well for the 12-month period ended October 31, 2012, with the strongest returns coming from US stocks and high yield bonds. For the six-month period ended October 31, 2012, equities underperformed fixed income investments, where high yield was the leading sector. US and international stocks finished the six-month period with modest gains, while emerging market stocks lagged other asset classes amid ongoing uncertainty. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Although the financial world remains highly uncertain, we believe there are new avenues of opportunity — new ways to invest and new markets to consider. We believe it’s our responsibility to help investors adapt to today’s new world of investing and build the portfolios these times require. We encourage you to visit www.blackrock.com/newworld for more information.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Although the financial world remains highly uncertain, we believe there are new avenues of opportunity.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2012
	6-month	12-month
US large cap equities (S&P 500® Index)	2.16%	15.21%
US small cap equities (Russell 2000® Index)	0.95	12.08
International equities (MSCI Europe, Australasia, Far East Index)	2.12	4.61
Emerging market equities (MSCI Emerging Markets Index)	(1.25)	2.63
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.08
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	3.49	7.46
US investment grade bonds (Barclays US Aggregate Bond Index)	2.75	5.25
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.65	9.57
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	6.24	13.58
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the 12-Month Period Ended October 31, 2012

Municipal bonds delivered exceptional performance, with the Standard & Poor’s (“S&P”) Municipal Bond Index gaining 9.57% for the 12 months ended October 31, 2012. In the later part of 2011, heightened volatility in equity markets led to increased demand for municipal bonds as investors flocked to more stable asset classes. The municipal market benefited from an exuberant Treasury market amid global uncertainty in addition to muted new issuance. Supply was constrained while demand from both traditional and non-traditional buyers was strong, pushing long-term municipal bond yields lower and sparking a curve-flattening trend that continued through year end. Ultimately, 2011 was one of the strongest performance years in municipal market history and municipal bonds outperformed most fixed income asset classes for the year.

Market conditions remained favorable in 2012 even though supply picked up considerably. As the fiscal situation for municipalities continued to improve, the rate of new issuance came back in line with historical averages. Total new issuance for the first ten months of 2012 was $313 billion as compared to $288 billion for the entire year of 2011. It is important to note that refunding activity has accounted for a large portion of supply in 2012 as issuers refinanced their debt at lower interest rates. Refunding issues are easily absorbed by the market because when seasoned bonds are refinanced, issuers re-enter the market via cheaper and predominantly shorter-maturity financing. Investors, in turn, support these new issues with the proceeds from bond maturities or coupon payments.

Increased supply was met with the continuation of strong demand in 2012 as investors remained starved for yield in a low-rate environment. Investors poured into municipal bond mutual funds, particularly those with long-duration and high-yield investment mandates as they tend to provide higher levels of income. Year-to-date through October 2012, flows into municipal funds have totaled $48.034 billion (according to the Investment Company Institute). Following an extensive period of significant outflows from late 2010 through mid-2011, these robust 2012 inflows are telling of the complete turnaround in confidence. Municipal market supply-and-demand technicals typically strengthen considerably upon the conclusion of tax season as net negative supply takes hold (i.e., more bonds are being called and maturing than being issued) and this theme remained intact for 2012.

In the spring, a resurgence of concerns about Europe’s financial crisis and weakening US economic data drove municipal bond yields lower and prices higher. In addition to income and capital preservation, investors were drawn to the asset class for its relatively low volatility. As global sentiment improved over the summer, municipal bonds outperformed the more volatile US Treasury market. In September, unexpectedly muted new issuance drove prices higher. October, traditionally a weaker month for the municipal bond market, saw slight gains as demand continued to outpace supply. Given these positive market factors, the S&P Municipal Bond Index has gained 7.03% year-to-date through October 31, 2012.

Overall, the municipal yield curve moved lower during the period from October 31, 2011 to October 31, 2012. As measured by Thomson Municipal Market Data, yields declined by 93 basis points (“bps”) to 2.82% on AAA-rated 30-year municipal bonds and by 67 bps to 1.72% on 10-year bonds, while yields on 5-year issues fell 59 bps to 0.67%. While the entire municipal curve flattened over the 12-month time period, the spread between 2- and 30-year maturities tightened by 79 bps, and in the 2- to 10-year range, the spread tightened by 53 bps.

The fundamental picture for municipalities continues to improve. Austerity has been the general theme across the country as states set their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps, using aggressive revenue projections and accounting gimmicks. It has been nearly two years since the fiscal problems plaguing state and local governments first became highly publicized and the prophecy of widespread defaults across the municipal market has not materialized. Year-to-date through October 2012, total outstanding municipal bonds entering into debt service cash-payment default for the first time had an aggregate par value of $1.99 billion. This amount represents only 0.65% of total issuance year-to-date and 0.053% of total municipal bonds outstanding. This compares favorably to data for the full year 2011 when first-time defaults totaled 0.84% of issuance and 0.065% of outstanding. (Data provided by Bank of America Merrill Lynch.) BlackRock maintains the view that municipal bond defaults will remain in the periphery and the overall market is fundamentally sound. We continue to recognize that careful credit research and security selection remain imperative amid uncertainty in this economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Fund Summary as of October 31, 2012	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 13.20% based on market price and 8.51% based on net asset value (“NAV”). For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. Contributing positively to performance during the period were the Fund’s duration positioning (preference for securities with a higher sensitivity to interest rate movements) and yield curve-flattening bias. The Fund has consistently emphasized longer-dated securities in order to benefit when long-term rates decline faster than short-term rates, a scenario that occurred during the period. In addition, sector concentrations in health and transportation had a notable positive impact on returns. The Fund’s holdings generated a high distribution yield, which in the aggregate, had a meaningful impact on returns. Security selection detracted from performance in the state tax-backed, health and tobacco sectors; however, the cumulative effect of security selection in the Fund was positive for the period. US Treasury financial futures contracts used to hedge interest rate risk in the Fund also had a modestly negative impact on performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of October 31, 2012 ($16.99)[1]	5.90%
Tax Equivalent Yield[2]	9.08%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Economic Leverage as of October 31, 2012[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Variable Rate Demand Preferred Shares (“VRDP Shares”) and tender option bond trusts (“TOBs”) as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$16.99	$15.49	9.68%	$17.90	$15.43
Net Asset Value	$15.97	$15.19	5.13%	$15.97	$15.19

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
Health	23%	22%
Transportation	20	19
Utilities	12	11
State	12	14
Education	11	11
County/City/Special District/School District	10	9
Corporate	9	11
Tobacco	3	2
Housing	—	1

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	11%	9%
AA/Aa	38	40
A	29	27
BBB/Baa	11	10
BB/Ba	1	2
B	2	3
CCC/Caa	1	1
Not Rated[6]	7	8

[5]	Using the higher of S&P’s or Moody’s Investor Service (“Moody’s”) ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2012 and April 30, 2012, the market value of these securities was $3,225,509 and $3,159,009, each representing less than 1%, respectively, of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	5

Fund Summary as of October 31, 2012	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 14.20% based on market price and 6.60% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Fund benefited from declining interest rates (bond prices rise when interest rates fall), the flattening of the yield curve (long-term rates fell more than short and intermediate rates), coupon income and the tightening of credit spreads. The Fund’s allocation to zero-coupon bonds delivered particularly strong performance amid declining interest rates. Exposure to the health sector also proved beneficial as spreads tightened significantly in that space. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk was a modest detractor from performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of October 31, 2012 ($17.81)[1]	5.39%
Tax Equivalent Yield[2]	8.29%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of October 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$17.81	$16.05	10.97%	$18.17	$16.01
Net Asset Value	$16.80	$16.22	3.58%	$16.82	$16.22

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
County/City/Special District/School District	24%	24%
Transportation	19	18
State	17	19
Utilities	16	16
Health	10	11
Education	6	6
Housing	6	4
Corporate	2	2

Credit Quality Allocation[5]
	10/31/12	4/30/12
AAA/Aaa	10%	11%
AA/Aa	61	64
A	26	20
BBB/Baa	3	5

[5]	Using the higher of S&P’s or Moody’s ratings.

6	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Fund Summary as of October 31, 2012	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance

For the six-month period ended October 31, 2012, the Fund returned 11.57% based on market price and 6.64% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 9.55% based on market price and 7.15% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV. During the period, the Fund benefited from declining interest rates (bond prices rise when interest rates fall), the flattening of the yield curve (long-term rates fell more than short and intermediate rates), coupon income and the tightening of credit spreads. The Fund’s allocation to zero-coupon bonds delivered particularly strong performance amid declining interest rates. Exposure to the health sector also proved beneficial as spreads tightened significantly in that space. The Fund’s short position in US Treasury futures as a strategy for hedging interest rate risk was a modest detractor from performance during the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of October 31, 2012 ($15.10)[1]	5.52%
Tax Equivalent Yield[2]	8.49%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of October 31, 2012[4]	36%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
[2]	Tax equivalent yield assumes the maximum federal tax rate of 35%.
[3]	The distribution rate is not constant and is subject to change.
[4]

Represents Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 9.

The table below summarizes the changes in the Fund’s market price and NAV per share:

	10/31/12	4/30/12	Change	High	Low
Market Price	$15.10	$13.93	8.40%	$15.47	$13.75
Net Asset Value	$14.62	$14.11	3.61%	$14.63	$14.11

The following charts show the sector and credit quality allocations of the Fund’s long-term investments:

Sector Allocation
	10/31/12	4/30/12
County/City/Special District/School District	31%	28%
Transportation	21	20
State	16	18
Utilities	11	11
Health	10	10
Education	5	6
Housing	4	6
Corporate	2	1

Credit Quality Allocation[5]
	10/31/12		4/30/12
AAA/Aaa	8%		12%
AA/Aa	68		67
A	20		11
BBB/Baa	3		10
Not Rated	1	[6]	—

[5]	Using the higher of S&P’s or Moody’s ratings.
[6]

The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of October 31, 2012, the market value of these securities was $2,762,837, representing 1% of the Fund’s long-term investments.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	7

Call/Maturity Structure

The following table summarizes the percentage of each Fund’s long-term investments with scheduled maturity dates and/or that are subject to potential calls by issuers over the next five years:

Calendar Year Ended December 31,	MYD	MQY	MQT
2012	5%	4%	3%
2013	2	2	4
2014	3	8	10
2015	5	12	7
2016	5	3	5

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

8	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and NAV of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) and previously issued and had outstanding Auction Market Preferred Shares (“AMPS”) (VRDP Shares, VMTP Shares and AMPS, are collectively referred to as “Preferred Shares”). Preferred shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In con-

trast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund with VRDP Shares or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of October 31, 2012, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MYD	38%
MQY	36%
MQT	36%

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	9

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.7%
County of Jefferson Alabama, RB, Series A, 5.50%, 1/01/22	$5,250	$5,248,058
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	2,320	2,325,522
5.00%, 6/01/46	6,450	5,465,278

		7,790,800
Arizona — 5.4%
Maricopa County IDA Arizona, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,300	2,324,949
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT:
6.25%, 6/01/19	3,000	2,748,690
6.30%, 4/01/23	5,090	4,510,351
Pima County IDA, RB, Tucson Electric Power Co., Series A, 6.38%, 9/01/29	3,000	3,036,990
Pima County IDA Arizona, ERB, Unrefunded Balance, 6.75%, 7/01/31	455	455,550
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,508,637
5.00%, 12/01/37	14,190	16,424,074
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,258,004

		40,267,245
California — 7.7%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,111,760
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	2,400	2,681,304
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,768,086
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,155	3,739,653
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	2,385	2,886,470

Municipal Bonds	Par (000)	Value

California (concluded)
California Statewide Communities Development Authority, RB:
John Muir Health, 5.13%, 7/01/39	$4,375	$4,718,700
Kaiser Permanente, Series A, 5.00%, 4/01/42	3,835	4,247,569
City of Los Angeles Department of Airports, Refunding RB, International Airport, Series A, 5.25%, 5/15/39	1,605	1,810,841
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,416
Various Purpose, 6.00%, 3/01/33	5,085	6,305,197
Various Purpose, 6.50%, 4/01/33	14,075	17,697,342

		56,977,338
Colorado — 2.8%
City & County of Denver Colorado, RB, Series D, AMT (AMBAC), 7.75%, 11/15/13	2,785	2,870,193
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,580	3,824,299
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series D-2, AMT, 6.90%, 4/01/29	100	103,533
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, Tax Increment:
8.00%, 12/01/25	6,850	7,090,709
Subordinate, 8.13%, 12/01/25	1,885	1,884,943
University of Colorado, RB, Series A:
5.25%, 6/01/30	2,250	2,742,323
5.38%, 6/01/32	1,250	1,525,375
5.38%, 6/01/38	830	983,409

		21,024,784
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	2,770	3,056,279
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University:
5.00%, 7/01/35	2,225	2,535,833
5.00%, 7/01/39	5,000	5,647,250

		11,239,362

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA American Capital Access Corp.	HDA Housing Development Authority
	AGC Assured Guaranty Corp.	HFA Housing Finance Agency
	AGM Assured Guaranty Municipal Corp.	HRB Housing Revenue Bonds
	AMBAC American Municipal Bond Assurance Corp.	IDA Industrial Development Authority
	AMT Alternative Minimum Tax (subject to)	ISD Independent School District
	ARB Airport Revenue Bonds	LOC Letter of Credit
	BHAC Berkshire Hathaway Assurance Corp.	NPFGC National Public Finance Guarantee Corp.
	CAB Capital Appreciation Bonds	PSF-GTD Permanent School Fund Guaranteed
	COP Certificates of Participation	RB Revenue Bonds
	EDA Economic Development Authority	Radian Radian Financial Guaranty
	EDC Economic Development Corp.	S/F Single-Family
	ERB Education Revenue Bonds	SO Special Obligation
	GAB Grant Anticipation Bonds	Syncora Syncora Guarantee
	GARB General Airport Revenue Bonds	VRDN Variable Rate Demand Notes
GO General Obligation Bonds

See Notes to Financial Statements.

10	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Delaware — 1.6%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	$2,305	$2,597,643
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	8,275	8,900,755

		11,498,398
District of Columbia — 2.9%
District of Columbia, Tax Allocation Bonds, City Market of Street Project, 5.13%, 6/01/41	4,440	4,805,057
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 4.83%, 10/01/31 (a)	8,350	3,385,340
CAB, Second Senior Lien, Series B (AGC), 4.91%, 10/01/32 (a)	15,000	5,708,850
CAB, Second Senior Lien, Series B (AGC), 4.94%, 10/01/33 (a)	13,410	4,832,562
First Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,694,636

		21,426,445
Florida — 6.3%
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	2,155	2,586,539
City of Clearwater, RB, Water & Sewer Revenue, Series A, 5.25%, 12/01/39	6,900	7,888,632
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,596,474
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,500	2,524,825
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	7,500	7,518,750
Series B, 7.13%, 4/01/30	5,000	5,001,900
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,615	5,845,451
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	5,080	5,204,308
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (b)(c)	4,620	1,789,649

		46,956,528
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,884,161
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	6,945	7,823,056

		9,707,217
Hawaii — 0.4%
State of Hawaii, RB, Series A, 5.25%, 7/01/30	2,760	3,240,185
Idaho — 1.4%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,016,300
Illinois — 11.2%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	922,590

Municipal Bonds	Par (000)	Value

Illinois (concluded)
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	$4,280	$5,010,040
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	2,130	2,441,044
City of Chicago Illinois, Third Lien, GARB, O’Hare International Airport:
Series A, 5.75%, 1/01/39	3,500	4,131,295
Series C, 6.50%, 1/01/41	11,920	14,794,508
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/33	1,625	1,832,318
5.00%, 1/01/34	7,585	8,527,209
City of Chicago Illinois, RB, O’Hare International Airport, General Third Lien, Series A, 5.63%, 1/01/35	4,200	4,930,002
City of Chicago Illinois, Refunding RB, Sales Tax Receipt Revenue, Series A, 5.25%, 1/01/38	1,660	1,921,284
Illinois Finance Authority, RB, Navistar International, Recovery Zone, 6.50%, 10/15/40	1,850	1,920,430
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,202,105
Ascension Health, Series A, 5.00%, 11/15/42	3,575	3,972,754
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,646,460
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 5.14%, 6/15/46 (a)	11,405	2,070,350
CAB, Series B (AGM), 5.16%, 6/15/47 (a)	27,225	4,665,820
Series B (AGM), 5.00%, 6/15/50	6,405	6,973,123
Series B-2, 5.00%, 6/15/50	5,085	5,534,463
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,188,312
6.00%, 6/01/28	2,335	2,772,112
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,463,407

		82,919,626
Indiana — 2.7%
Indiana Finance Authority, RB:
Sisters of St. Francis Health, 5.25%, 11/01/39	1,690	1,862,296
Waste Water Utility, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	3,200	3,667,872
Indiana Finance Authority, Refunding RB, Parkview Health System, Series A, 5.75%, 5/01/31	6,645	7,712,652
Indiana Finance Authority Hospital, Refunding RB, 5.00%, 5/01/42 (d)	3,840	4,194,163
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,698,188

		20,135,171
Iowa — 0.6%
Iowa Student Loan Liquidity Corp., Refunding RB, Senior Series A-1, AMT, 5.15%, 12/01/22	4,165	4,742,519
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	4,380	5,127,009
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,365	3,673,436

		8,800,445

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	11

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Louisiana — 4.6%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	$1,610	$1,836,640
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	10,128,960
New Orleans Aviation Board, ARB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,389,402
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	13,000	13,028,470
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	6,610	7,430,565

		33,814,037
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,421,658
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,790	2,068,900

		5,490,558
Maryland — 0.7%
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,534,485
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	880	993,344
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,690	1,840,849
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/35	500	523,810

		4,892,488
Massachusetts — 2.2%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,371,900
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	3,680	4,303,576
Massachusetts Development Finance Agency, Refunding RB, Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	3,452,855
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,640	3,980,085

		16,108,416
Michigan — 4.0%
City of Detroit Michigan Sewage Disposal System, RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,835	2,301,457
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A, 5.25%, 7/01/41	6,250	6,656,813
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,133,055
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	6,085	7,006,269
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,562,640
8.25%, 9/01/39	6,365	8,207,667

		29,867,901

Municipal Bonds	Par (000)	Value

Minnesota — 2.5%
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, Mandatory Put Bonds, AMT, 5.95%, 5/01/30 (e)	$835	$837,513
Tobacco Securitization Authority Minnesota, Refunding RB, Tobacco Settlement, Series B:
5.25%, 3/01/25	9,110	10,381,392
5.25%, 3/01/31	6,215	6,922,391

		18,141,296
Mississippi — 0.0%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	318,391
Nebraska — 0.7%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,831,439
5.00%, 9/01/42	2,925	3,124,280

		4,955,719
New Jersey — 3.2%
New Jersey EDA, RB:
Continental Airlines, Inc. Project, AMT, 6.25%, 9/15/29	975	998,117
First Mortgage, Lions Gate Project, Series A, 5.75%, 1/01/25	710	719,514
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	231,417
First Mortgage, Presbyterian Homes, Series A, 6.38%, 11/01/31	3,000	3,000,000
Kapkowski Road Landfill Project, Series 1998B-MB, AMT, 6.50%, 4/01/31	2,500	2,964,575
New Jersey EDA, Refunding RB, 5.00%, 6/15/25	1,035	1,171,382
New Jersey Health Care Facilities Financing Authority, RB, Pascack Valley Hospital Association (b)(c):
6.00%, 7/01/13	1,335	13
6.63%, 7/01/36	1,835	18
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
CAB, Series C (AMBAC), 4.69%, 12/15/35 (a)	13,110	4,492,273
Series A, 5.50%, 6/15/41	3,630	4,245,684
Series B, 5.25%, 6/15/36	4,990	5,767,492

		23,590,485
New York — 4.1%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	2,100	2,160,039
Metropolitan Transportation Authority, RB, Series E, 5.00%, 11/15/42	1,095	1,238,960
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	4,910	5,548,840
Transportation, Series D, 5.25%, 11/15/40	2,465	2,798,219
New York City Industrial Development Agency, RB, British Airways Plc Project, AMT, 7.63%, 12/01/32	1,250	1,281,250
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	2,480	2,880,768
New York State Thruway Authority, RB, Series I, 5.00%, 1/01/42	3,590	4,075,296

See Notes to Financial Statements.

12	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
Oneida County Industrial Development Agency, RB, Hamilton College Civic Facility, Series 2002, 5.00%, 9/15/26	$1,990	$2,269,774
Port Authority of New York & New Jersey, RB, JFK International Air Terminal:
6.00%, 12/01/36	2,625	3,083,483
6.00%, 12/01/42	1,485	1,732,980
Westchester County Industrial Development Agency New York, RB, Kendal on Hudson Project, Series A, 6.38%, 1/01/24	3,450	3,455,761

		30,525,370
North Carolina — 1.1%
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,079,806
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	5,132,650

		8,212,456
Ohio — 1.0%
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	3,705	3,979,096
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	2,840	3,063,480

		7,042,576
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	510	593,309
Pennsylvania — 2.2%
Allegheny County Hospital Development Authority, Refunding RB, Health System, West Penn, Series A, 5.38%, 11/15/40	4,150	2,936,291
Allentown Neighborhood Improvement Zone Development Authority, RB, Series A, 5.00%, 5/01/42	5,250	5,563,583
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,805	4,256,425
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,000	1,986,560
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,923

		16,009,782
Puerto Rico — 3.3%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	10,120	11,870,760
Puerto Rico Sales Tax Financing Corp., Refunding RB (a):
CAB, Series A (AMBAC), 5.73%, 8/01/47	14,900	2,091,811
CAB, Series C, 5.45%, 8/01/39	22,915	5,438,188
First Sub-Series C, 5.97%, 8/01/38	23,695	5,209,582

		24,610,341
Rhode Island — 0.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,240	3,673,875

Municipal Bonds	Par (000)	Value

South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	$6,695	$7,558,119
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, 5.00%, 11/01/42 (d)	2,175	2,382,865
Tennessee — 0.4%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,470	2,470,716
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	430	486,008

		2,956,724
Texas — 12.3%
Central Texas Regional Mobility Authority, Refunding RB, Senior Lien, 6.25%, 1/01/46	4,365	5,099,542
City of Austin Texas, Refunding RB, Water & Wastewater System, 5.00%, 11/15/37	1,275	1,490,998
City of Dallas Texas, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	3,060	3,530,291
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT:
7.38%, 7/01/22	3,500	3,514,805
7.00% 7/01/29	3,000	3,012,660
City of Houston Texas, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,597,302
Dallas Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	3,665	4,008,264
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc., Series B, 4.75%, 11/01/42	2,995	3,030,700
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.38%, 8/15/44	1,000	1,170,350
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	5,054,054
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.33%, 9/01/37 (a)	4,110	1,112,824
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	12,140	13,463,503
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	7,557,737
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	7,000	8,639,820
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,655	8,072,116
Texas State Public Finance Authority, Refunding ERB, KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	1,000	1,023,650
Texas State Turnpike Authority, RB, CAB (AMBAC), 6.03%, 8/15/35 (a)	15,000	3,872,700
University of Texas System, Refunding RB:
Financing System, Series A, 5.00%, 8/15/22	5,000	6,383,750
Series B, 5.00%, 8/15/43	6,240	7,372,872

		91,007,938
Utah — 0.6%
County of Utah, RB, IHC Health Services Inc., 5.00%, 5/15/43	4,090	4,613,397

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Virginia — 2.0%
James City County EDA, RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	$1,500	$1,520,400
5.50%, 9/01/34	2,000	2,014,940
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OPCP LLC Project, AMT:
5.25%, 1/01/32	3,270	3,570,186
6.00%, 1/01/37	3,715	4,273,439
5.50%, 1/01/42	2,335	2,560,374
Winchester IDA Virginia, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	1,030,270

		14,969,609
Washington — 1.4%
Vancouver Housing Authority Washington, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	945	945,189
6.20%, 9/01/32	1,250	1,250,050
Washington Healthcare Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 11/15/41 (f)	4,045	5,701,225
Washington Healthcare Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	2,055	2,302,196

		10,198,660
Wisconsin — 3.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	17,534,231
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	4,970	5,523,161

		23,057,392
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	6,195	7,069,363
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	595	646,497

		7,715,860
Total Municipal Bonds — 101.8%		754,297,985

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	4,925,562
Arizona — 0.8%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	4,910	5,585,083
California — 8.3%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,661,607
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	5,310	6,218,275
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,959	13,518,603

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

California (concluded)
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	$4,650	$5,288,817
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,602,608
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	19.,080	21,766,464
University of California, RB, Limited Project, Series B, 4.75%, 5/15/38	4,429	4,606,775

		61,663,149
Colorado — 2.4%
Colorado Health Facilities Authority, RB, Catholic Health (AGM):
Series C-3, 5.10%, 10/01/41	7,490	8,022,389
Series C-7, 5.00%, 9/01/36	4,800	5,144,976
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (h)	4,299	4,915,909

		18,083,274
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,130	10,316,900
Series X-3, 4.85%, 7/01/37	9,270	10,560,940

		20,877,840
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,921,909
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	7,232,739
Illinois — 0.9%
City of Chicago Illinois Waterworks, Refunding RB, 5.00%, 11/01/42	6,037	6,861,523
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, Refunding RB, Ascension Health, Series B, 5.00%, 11/15/51	8,479	9,456,786
Massachusetts — 1.4%
Massachusetts School Building Authority, RB, Senior, Series B, 5.00%, 10/15/41	9,200	10,690,400
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Senior A:
5.00%, 7/01/32	3,175	3,382,708
5.25%, 7/01/39	2,749	2,978,336

		6,361,044
New Hampshire — 0.7%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	4,048	4,841,735
New York — 9.7%
Hudson New York Yards Infrastructure Corp., RB, 5.75%, 2/15/47	3,260	3,848,676
New York City Municipal Water Finance Authority, Refunding RB, Series FF-2, 5.50%, 6/15/40	3,194	3,827,810

See Notes to Financial Statements.

14	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

New York (concluded)
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	$4,979	$5,738,794
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	21,629	24,872,647
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 5.75%, 11/15/51	13,080	15,421,189
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,723	18,183,649

		71,892,765
North Carolina — 3.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	21,195,547
Wake Forest University, 5.00%, 1/01/38	3,120	3,491,155

		24,686,702
Ohio — 4.2%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	27,896	31,525,679
South Carolina — 2.6%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	7,795	8,682,461
5.25%, 12/01/29	6,920	7,635,044
5.25%, 12/01/30	2,510	2,765,367

		19,082,872
Tennessee — 1.7%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	12,386,368
Texas — 1.1%
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,951,564
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	8,005,915
Virginia — 3.5%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	7,201,572
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	10,618	12,269,017
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,726,275

		26,196,864
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	6,149,824

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (h)	$11,458	$12,739,664
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.6%		390,119,261
Total Long-Term Investments (Cost — $1,027,796,615) — 154.4%		1,144,417,246

Short-Term Securities	Shares
Money Market Funds — 6.0%
FFI Institutional Tax-Exempt Fund, 0.04% (i)(j)	44,480,027	44,480,027

	Par (000)

Washington — 0.1%
Washington Health Care Facilities Authority, RB, Multicare Health System, Series D, VRDN (Barclays Bank Plc LOC), 0.21%, 11/01/12 (k)	$785	785,000
Total Short-Term Securities (Cost — $45,265,027) — 6.1%		45,265,027
Total Investments (Cost — $1,073,061,642) — 160.5%		1,189,682,273
Other Assets Less Liabilities — 0.6%		5,025,345
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.2)%		(201,943,795)
VRDP Shares, at Liquidation Value — (33.9)%		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$741,363,823

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(c)	Non-income producing security.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Cain Brothers & Co.	$2,382,865	$15,095
Wells Fargo & Co.	$4,194,163	$22,656

(e)	Variable rate security. Rate shown is as of report date.

(f)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $14,114,352.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	15

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

(i)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	152,651	44,327,376	44,480,027	$1,462

(j)	Represents the current yield as of report date.

(k)	Variable rate security. Rate shown is as of report date and maturity shown is the date the principal owed can be recovered through demand.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments[1]	—	$1,144,417,246	—	$1,144,417,246
Short-Term Securities	$44,480,027	785,000	—	45,265,027

Total	$44,480,027	$1,145,202,246	—	$1,189,682,273

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(201,816,536)	—	$(201,816,536)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	—	$(453,216,536)	—	$(453,216,536)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

16	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 2.0%
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	$3,000	$2,871,360
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/34	7,125	7,535,044

		10,406,404
Alaska — 1.6%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	627,816
Alaska Housing Finance Corp., Refunding RB, General Mortgage Revenue Bonds, Series A, 4.13%, 12/01/37	810	828,209
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,620,962
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	5,266,591

		8,343,578
Arizona — 0.8%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,600	1,722,592
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,850	2,086,282
5.25%, 10/01/28	250	284,892

		4,093,766
California — 19.0%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	4,150	4,655,304
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (a):
5.45%, 8/01/37	3,250	859,918
5.48%, 8/01/38	7,405	1,839,772
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	895,280
Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,810,215
California State University, RB, Systemwide, Series A (NPFGC), 5.00%, 5/01/13 (b)	1,680	1,720,102
California Statewide Communities Development Authority, RB, 5.00%, 4/01/42	2,000	2,215,160
Carlsbad Unified School District, GO, Election of 2006, Series B, 0.00%, 5/01/34 (c)	5,000	4,069,600
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,478,981
Series A-1, 5.75%, 3/01/34	1,150	1,330,171
Coast Community College District California, GO, CAB, Election of 2002, Series C (AGM), 0.00%, 8/01/31 (c)	2,800	2,857,120
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	6,110	6,949,697
Grossmont Union High School District, GO, 4.68%, 8/01/31 (a)	5,000	2,100,250
Grossmont-Cuyamaca Community College District California, GO, Refunding, CAB, Election of 2002, Series C (AGC), 4.61%, 8/01/30 (a)	10,030	4,466,459

Municipal Bonds	Par (000)	Value

California (concluded)
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 0.00%, 8/01/34 (c)	$4,125	$3,085,417
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	770	875,783
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (b):
5.00%, 10/01/13	3,465	3,616,247
5.00%, 10/01/13	2,035	2,123,828
Orange County Sanitation District, COP:
(NPFGC), 5.00%, 8/01/13 (b)	2,750	2,847,295
Series B (AGM), 5.00%, 2/01/30	3,500	3,938,340
Series B (AGM), 5.00%, 2/01/31	1,200	1,351,848
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2007-1, 4.82%, 8/01/36 (a)	5,000	1,613,250
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 4.89%, 8/01/37 (a)	4,005	1,210,992
San Bernardino Community College District California, GO, CAB, Election of 2008, Series B, 0.00%, 8/01/34 (c)	10,000	8,213,600
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	3,000	3,297,330
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 5.05%, 7/01/38 (a)	2,200	611,402
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 4.68%, 7/01/31 (a)	1,725	727,381
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,103,688
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/29	2,825	3,071,170
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,021,275
5.00%, 8/01/38	760	853,776
State of California, GO:
5.50%, 4/01/28	5	5,290
Various Purpose, 5.50%, 3/01/40	2,000	2,308,360
Various Purpose, 5.00%, 4/01/42	1,500	1,663,890
State of California, GO, Refunding:
5.13%, 6/01/27	30	30,017
5.00%, 2/01/38	2,000	2,223,520
Various Purpose, 5.00%, 9/01/41	2,300	2,539,844
Various Purpose, 5.00%, 10/01/41	1,300	1,436,682
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	1,825	2,001,587
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 5.05%, 8/01/36 (a)	15,000	4,592,850

		97,612,691

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	17

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Colorado — 0.7%
Colorado Health Facilities Authority, RB, Covenant Retirement Communities, Series A (Radian), 5.50%, 12/01/27	$1,500	$1,505,130
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,154,291

		3,659,421
Florida — 9.4%
City of Jacksonville, Refunding RB, Series A, 5.00%, 10/01/30	380	442,635
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,765	5,174,790
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,458,215
5.38%, 10/01/32	1,700	1,878,976
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,969,669
County of Miami-Dade Florida, RB, Water and Sewer System (AGM), 5.00%, 10/01/39	4,000	4,479,120
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	8,200	8,644,768
Series A, 5.50%, 10/01/36	6,490	7,448,443
Subordinate Special Obligation, Series B, 5.00%, 10/01/35 (d)	1,240	1,377,107
Subordinate Special Obligation, Series B, 5.00%, 10/01/37 (d)	955	1,059,754
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,620,111
5.38%, 10/01/29	1,900	2,235,996
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,501,551
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,467,288
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	2,922,615
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	416,816
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	802,130
(AMBAC), 5.00%, 10/01/36	1,500	1,636,935

		48,536,919
Georgia — 1.7%
Burke County Development Authority, Refunding RB, Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,431,578
City of Atlanta Georgia, Refunding GARB, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	5,000	5,269,050

		8,700,628

Municipal Bonds	Par (000)	Value

Illinois — 18.2%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	$3,180	$3,722,413
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,511,260
Chicago Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	840	964,076
City of Chicago Illinois, ARB, General, Third Lien, Series B-2, AMT (AGM), 5.75%, 1/01/24	4,000	4,214,960
City of Chicago Illinois, Third Lien, GARB:
O’Hare International Airport, Series A, 5.75%, 1/01/39	5,500	6,492,035
O’Hare International Airport, Series B-2 AMT (AGM), 5.75%, 1/01/23	3,400	3,592,134
Series B-2 AMT (Syncora), 6.00%, 1/01/29	3,300	3,469,455
City of Chicago Illinois, GO:
CAB, City Colleges (NPFGC), 4.66%, 1/01/31 (a)	13,000	5,629,910
Harbor Facilities, Series C, 5.25%, 1/01/40	750	856,800
City of Chicago Illinois, Refunding GARB, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/21	2,665	2,788,763
City of Chicago Illinois, Refunding RB:
O’Hare International Airport Passenger Facility Charge, Series B, AMT, 5.00%, 1/01/31	7,500	8,276,325
Waterworks Revenue, Second Lien, Series A (AMBAC), 5.00%, 11/01/36	1,500	1,668,225
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	440	497,732
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	429,860
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (b)	2,540	2,545,232
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	1,009,851
Illinois HDA, RB, Housing Bonds, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,785	2,821,985
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	26,525	28,832,940
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 4.53%, 6/15/30 (a)	15,000	6,811,950
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 5.11%, 6/15/44 (a)	4,625	937,904
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,068,480
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,177,504

		93,319,794
Indiana — 1.5%
Indiana Finance Authority, RB, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,400	1,604,694
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	1,150	1,244,093
Series B, 5.75%, 1/01/34	550	578,699

See Notes to Financial Statements.

18	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	$1,300	$1,486,472
(AGC), 5.25%, 1/01/29	2,350	2,665,370

		7,579,328
Iowa — 3.6%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	8,765,449
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, AMT:
5.60%, 12/01/26	2,360	2,673,479
5.70%, 12/01/27	2,360	2,676,995
5.80%, 12/01/29	1,595	1,804,136
5.85%, 12/01/30	2,150	2,427,071

		18,347,130
Louisiana — 1.1%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,142,144
Parish of Saint Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (e)	2,110	2,315,915
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,000	1,075,690

		5,533,749
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.25%, 11/15/27	455	472,722
Massachusetts — 3.0%
Massachusetts HFA, RB, AMT:
Rental Mortgage, Series C (AGM), 5.60%, 1/01/45	4,000	4,000,000
S/F Housing, Series 128 (AGM), 4.88%, 12/01/38 (e)	1,335	1,375,010
S/F, Series 124, 5.00%, 12/01/31	2,770	2,859,250
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,231,060
5.35%, 12/01/42	1,525	1,641,586
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	2,057,832

		15,164,738
Michigan — 8.2%
City of Detroit Michigan, Refunding RB:
Second Lien, Series E (BHAC), 5.75%, 7/01/31	8,300	9,504,247
Series D (NPFGC), 5.00%, 7/01/28	3,500	3,706,220
Series D (NPFGC), 5.00%, 7/01/33	1,000	1,046,940
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	2,500	2,969,550
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,391,688
Series I-A, 5.38%, 10/15/41	1,000	1,154,710
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,921,730

Municipal Bonds	Par (000)	Value

Michigan (concluded)
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	$1,375	$1,496,523
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,700	1,724,548
Series C, 5.45%, 12/15/32	5,800	5,808,352
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	4,526,145
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	3,350	3,731,766

		41,982,419
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,334,662
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities, Expansion & Renovation Project, Series A, 5.00%, 6/01/41	1,000	1,137,790
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,096,670
Nevada — 3.0%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/13 (b)	2,900	3,023,482
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,354,389
County of Clark Nevada, ARB, Subordinate Lien, Series A-2 (NPFGC):
5.00%, 7/01/30	1,000	1,048,740
5.00%, 7/01/36	9,350	9,840,501

		15,267,112
New Jersey — 4.7%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	1,285	1,392,028
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	13,178,137
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	800	930,488
5.75%, 12/01/27	375	437,666
5.75%, 12/01/28	400	464,768
5.88%, 12/01/33	1,980	2,261,160
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (NPFGC), 5.75%, 6/15/25	2,000	2,585,640
Series B, 5.25%, 6/15/36	2,585	2,987,769

		24,237,656
New York — 2.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,180,680
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	3,350	3,538,605

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	19

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

New York (concluded)
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	$2,000	$2,480,360
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	2,815	3,207,495
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, Series 172, AMT, 4.50%, 4/01/37	2,270	2,452,599

		12,859,739
Ohio — 0.5%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42	1,000	1,096,620
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	906,968
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/37	570	644,995

		2,648,583
Pennsylvania — 1.6%
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund:
6.00%, 12/01/36	775	953,901
5.50%, 12/01/41	6,000	7,041,240

		7,995,141
Puerto Rico — 3.8%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	4,700	5,432,448
6.00%, 8/01/42	5,000	5,530,050
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.58%, 8/01/41 (a)	28,000	5,749,800
First Sub-Series C, 6.00%, 8/01/39	1,050	1,175,317
First Sub-Series C, 5.50%, 8/01/40	1,630	1,750,979

		19,638,594
South Carolina — 0.6%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	393,696
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,823,950

		3,217,646
Tennessee — 0.8%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B, 5.25%, 11/01/30	3,520	4,137,584
Texas — 10.7%
Bell County Health Facility Development Corp. Texas, RB, Lutheran General Health Care System, 6.50%, 7/01/19 (f)	1,000	1,254,290
City of Houston Texas, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,510,088
Comal ISD, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,776,275

Municipal Bonds	Par (000)	Value

Texas (concluded)
Dallas-Fort Worth International Airport Facilities Improvement Corp., Refunding RB, Joint Series A, AMT (NPFGC):
5.88%, 11/01/17	$520	$520,000
5.88%, 11/01/18	610	610,000
5.88%, 11/01/19	680	680,000
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,571,216
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,622,851
Midland County Fresh Water Supply District No 1, Refunding RB, City of Midland Project, CAB, 4.63%, 9/15/36 (a)	2,870	961,479
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	3,380	3,955,141
System (NPFGC), 5.75%, 1/01/40	12,300	13,806,996
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	2,155	2,174,201
CAB, 4.92%, 9/15/35 (a)	3,530	1,162,288
CAB, 4.97%, 9/15/36 (a)	6,015	1,864,530
CAB, 5.02%, 9/15/37 (a)	4,305	1,253,874
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC):
5.75%, 8/15/38	7,200	7,256,304
5.00%, 8/15/42	5,045	5,077,944

		55,057,477
Utah — 3.1%
City of Salt Lake City Utah, Refunding RB, IHC Hospitals, Inc. (NPFGC), 6.30%, 2/15/15 (f)	15,000	16,102,950
Vermont — 0.0%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (e)	50	53,315
Washington — 1.5%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	2,000	2,283,240
Washington Health Care Facilities Authority, RB:
Multicare Health System, Series A, 5.00%, 8/15/44	1,315	1,438,413
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,660,771
Providence Health & Services, Series A, 5.25%, 10/01/39	850	945,225
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	1,155	1,293,935

		7,621,584
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,850	2,055,905
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health Inc. Obligated Group, 5.00%, 4/01/42	640	714,150

		2,770,055
Total Municipal Bonds — 105.2%		540,929,845

See Notes to Financial Statements.

20	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Arizona — 2.3%
Phoenix Civic Improvement Corp., RB, Subordinate, Civic Plaza Expansion Project, Series A, 5.00%, 7/01/37	$8,000	$8,652,560
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,750	3,128,345

		11,780,905
California — 4.8%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,971,810
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	6,120	6,960,766
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,639	3,332,555
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	614,505
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	5,170	5,740,509

		24,620,145
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (h)	1,220	1,394,746
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (h)	1,320	1,655,240
Metropolitan Washington Airports Authority, Refunding ARB, AMT, 5.00%, 10/01/30	3,400	3,900,854

		5,556,094
Florida — 13.5%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (h)	2,700	3,020,625
5.00%, 10/01/37	6,000	6,531,780
County of Miami-Dade Florida, RB:
Transit System Sales, Surtax Revenue, 5.00%, 7/01/42	2,390	2,696,398
Water & Sewer System (AGM), 5.00%, 10/01/39	8,728	9,773,558
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	8,153,460
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (h)	2,399	2,766,228
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (e)	5,990	6,561,866
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,967,318
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/27	11,350	12,838,666
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,545	4,101,996
(NPFGC), 5.00%, 8/01/30	2,000	2,209,760
(NPFGC), 5.00%, 8/01/31	5,000	5,543,500

		69,165,155

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Georgia — 1.0%
Augusta-Richmond County Georgia, RB, Water & Sewer (AGM), 5.25%, 10/01/34	$5,000	$5,364,200
Hawaii — 1.3%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (b)	6,000	6,468,480
Illinois — 6.2%
City of Chicago Illinois, RB, Motor Fuel Tax, Series A (AGC), 5.00%, 1/01/38	4,000	4,259,760
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.00%, 1/01/41	1,140	1,282,569
Waterworks, Second Lien (AGM), 5.25%, 11/01/33	14,429	16,734,510
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,248,553
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 6/15/42	360	402,818
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (h)	6,198	7,114,029

		32,042,239
Massachusetts — 3.5%
Massachusetts School Building Authority, RB:
5.00%, 8/15/15 (b)	2,126	2,350,393
5.00%, 8/15/30	14,373	15,888,585

		18,238,978
Michigan — 1.7%
Michigan Finance Authority, Refunding RB, Refunding Trinity Health, 5.00%, 12/01/39	8,100	9,004,851
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (h)	5,007	5,859,025
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,429	3,045,151

		8,904,176
New York — 6.5%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,352,406
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	4,220,349
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,545	1,916,078
New York State Thruway Authority, Refunding RB, Series G (AGM), 5.00%, 1/01/32	10,000	11,033,100
Port Authority of New York & New Jersey, RB, Series 169, 5.00%, 10/15/34	10,830	12,220,464
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (h)	1,500	1,791,315

		33,533,712
North Carolina — 0.5%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	2,259	2,361,442
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	780	892,312

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

South Carolina — 1.1%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (h)	$4,695	$5,571,979
South Dakota — 0.4%
South Dakota HDA, Refunding RB, Homeownership Mortgage, Series K, 5.05%, 5/01/36	1,830	1,872,372
Texas — 2.8%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,728,183
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,427,350
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (h)	2,000	2,291,380

		14,446,913
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	516,859
Washington — 0.6%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	2,504	2,860,782
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39	2,000	2,223,820
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 50.0%		256,820,160
Total Long-Term Investments (Cost — $719,472,170) — 155.2%		797,750,005

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.04% (i)(j)	6,656,204	6,656,204
Total Short-Term Securities (Cost — $6,656,204) — 1.3%		6,656,204
Total Investments (Cost — $726,128,374) — 156.5%		804,406,209
Other Assets Less Liabilities — 0.8%		4,355,936
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.0)%		(118,217,574)
VRDP Shares, at Liquidation Value — (34.3)%		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$513,944,571

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup, Inc.	$2,436,861	$22,120

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security is collateralized by Municipal or US Treasury obligations.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $15,353,666.

(i)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	13,586,175	(6,929,971)	6,656,204	$1,052

(j)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

22	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments[1]	—	$797,750,005	—	$797,750,005
Short-Term Securities	$6,656,204	—	—	6,656,204

Total	$6,656,204	$797,750,005	—	$804,406,209

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Bank overdraft	—	$(329,979)	—	$(329,979)
TOB trust certificates	—	(118,135,638)	—	(118,135,638)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	—	$(295,065,617)	—	$(295,065,617)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	23

Schedule of Investments October 31, 2012 (Unaudited)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Alabama — 0.8%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$773,019
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,914,240

		2,687,259
Alaska — 0.5%
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	580	593,038
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	984,156

		1,577,194
Arizona — 1.1%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,100	1,184,282
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,300	1,466,036
5.00%, 10/01/29	925	1,031,199

		3,681,517
California — 17.7%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	7,150	8,020,584
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (a):
5.44%, 8/01/37	2,100	555,639
5.48%, 8/01/38	4,800	1,192,560
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	577,600
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,206,810
California State University, RB, Systemwide, Series A:
5.25%, 11/01/38	3,000	3,390,270
5.50%, 11/01/39	1,000	1,146,640
California Statewide Communities Development Authority, RB, 5.00%, 4/01/42	1,290	1,428,778
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	809,669
Coast Community College District California, GO, CAB, Election of 2002, Series C (AGM), 0.00%, 8/01/31 (b)	1,800	1,836,720
East Side Union High School District, GO, CAB (AGM), 5.12%, 8/01/29 (a)	15,000	6,432,900
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	4,000	4,549,720
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/14 (c)	2,770	2,976,614
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,200	2,502,236

Municipal Bonds	Par (000)	Value

California (concluded)
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (c):
5.00%, 10/01/13	$2,255	$2,353,431
5.00%, 10/01/13	1,340	1,398,491
Monterey Peninsula Community College District, GO, CAB, Series C (AGM), 4.88%, 8/01/28 (a)	11,975	5,606,815
Orange County Sanitation District, COP (NPFGC), 5.00%, 8/01/13 (c)	2,300	2,381,374
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	2,015	2,214,707
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 5.05%, 7/01/38 (a)	1,400	389,074
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 4.68%, 7/01/31 (a)	1,110	468,054
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	705,134
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	680,850
5.00%, 8/01/38	490	550,461
State of California, GO, Various Purpose, 5.00%, 4/01/42	1,500	1,663,890
State of California, GO, Refunding:
5.13%, 6/01/27	20	20,011
5.00%, 10/01/41	900	994,626
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	675	740,313
Yosemite Community College District, GO, CAB, Election of 2004, Series D (a):
5.05%, 8/01/36	2,000	612,380
5.15%, 8/01/37	2,790	792,527

		58,198,878
Colorado — 0.9%
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.57%, 9/01/32 (a)	5,500	1,851,355
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,142,860

		2,994,215
Florida — 12.9%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,000	1,133,600
City of Jacksonville, Refunding RB, 5.00%, 10/01/30	250	291,208
County of Duval Florida, COP, Master Lease Program (AGM), 5.00%, 7/01/33	7,875	8,552,250
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	939,865
5.38%, 10/01/32	1,100	1,215,808
County of Miami-Dade Florida, RB:
Jackson Health System (AGC), 5.63%, 6/01/34	900	998,163
Water & Sewer System, 5.00%, 10/01/39	6,900	7,726,482

See Notes to Financial Statements.

24	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Florida (concluded)
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	$10,300	$10,858,672
Subordinate Special Obligation, Series B, 5.00%, 10/01/35 (d)	800	888,456
Subordinate Special Obligation, Series B, 5.00%, 10/01/37 (d)	615	682,459
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,824,416
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	550	645,606
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,517,962
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	277,878
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	2,062,620

		42,615,445
Georgia — 5.1%
Burke County Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,089,390
City of Atlanta Georgia, Refunding GARB, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	15,000	15,807,150

		16,896,540
Illinois — 18.1%
Chicago Board of Education Illinois, GO, Series A, 5.50%, 12/01/39	2,050	2,399,668
Chicago Board of Education Illinois, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500	3,139,075
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	515	591,071
City of Chicago Illinois, Third Lien, GARB:
O’Hare International Airport, Series A, 5.75%, 1/01/39	2,000	2,360,740
O’Hare International Airport, Series B-2, AMT (AGM), 5.75%, 1/01/23	5,200	5,493,852
Series B-2, AMT (Syncora), 6.00%, 1/01/29	2,200	2,312,970
City of Chicago Illinois, GO:
CAB, City Colleges (NPFGC), 4.66%, 1/01/31 (a)	8,370	3,624,796
Park District, Harbor Facilities, Series C, 5.25%, 1/01/37	4,000	4,572,680
Park District, Harbor Facilities, Series C, 5.25%, 1/01/40	500	571,200
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	2,000	2,043,260
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	285	322,395
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	250	282,802

Municipal Bonds	Par (000)	Value

Illinois (concluded)
County of Cook Illinois, GO, Capital Improvement, Series C (AMBAC), 5.50%, 11/15/12 (c)	$2,460	$2,465,068
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	475,224
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	2,070	2,333,283
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,175	19,756,407
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 4.93%, 12/15/36 (a)	10,000	3,088,800
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 5.11%, 6/15/44 (a)	2,980	604,314
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	682,640
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,610,940

		59,731,185
Indiana — 1.7%
Indiana Finance Authority, RB, Wastewater Utility, CWA Authority, First Lien, Series A, 5.25%, 10/01/38	1,000	1,146,210
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	350	368,263
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,286,880
(AGC), 5.50%, 1/01/38	1,575	1,789,405

		5,590,758
Iowa — 3.4%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925	5,606,472
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, AMT:
5.60%, 12/01/26	1,440	1,631,275
5.70%, 12/01/27	1,440	1,633,421
5.80%, 12/01/29	970	1,097,186
5.85%, 12/01/30	1,010	1,140,159

		11,108,513
Kentucky — 0.7%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,306,320
Louisiana — 1.1%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,368,592
Parish of Saint Charles Louisiana, Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (e)	1,370	1,503,698
Parish of Saint John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	600	645,414

		3,517,704

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	25

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)		Value

Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.25%, 11/15/27	$290		$301,296
Massachusetts — 4.9%
Massachusetts HFA, RB, AMT (AGM):
Rental Mortgage, Series F, 5.25%, 1/01/46	5,000		5,000,000
S/F Housing, Series 128, 4.88%, 12/01/38 (e)	1,635		1,684,001
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	5,000		5,385,100
5.35%, 12/01/42	975		1,049,539
Massachusetts Water Resources Authority, Refunding RB, Series A (NPFGC), 5.00%, 8/01/34	2,700		3,086,748

			16,205,388
Michigan — 6.2%
City of Detroit Michigan, RB, Second Lien:
Series B (AGM), 6.25%, 7/01/36	350		408,807
Series B (AGM), 7.00%, 7/01/36	200		242,880
System, Series A (BHAC), 5.50%, 7/01/36	4,500		5,097,105
City of Detroit Michigan, Refunding RB, Second Lien, Series E (BHAC), 5.75%, 7/01/31	2,200		2,519,198
Kalamazoo Hospital Finance Authority, RB, Bronson Methodist Hospital (AGM), 5.25%, 5/15/36	75		84,317
Lansing Board of Water & Light, RB, Series A, 5.50%, 7/01/41	1,700		2,019,294
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600		692,826
Series II-A, 5.38%, 10/15/36	1,000		1,159,740
Series II-A (AGM), 5.25%, 10/15/36	1,900		2,189,997
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	860		936,007
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, AMT (Syncora):
Series A, 5.50%, 6/01/30	1,000		1,014,440
Series C, 5.45%, 12/15/32	3,900		3,905,616

			20,270,227
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	1,800		2,223,108
Dakota County Community Development Agency, RB, Mortgage-Backed Securities Program, Series B, AMT (Ginnie Mae), 5.15%, 12/01/38	—	(f)	3

			2,223,111
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, Series A, 5.00%, 6/01/41	640		728,186
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650		2,906,175
Nevada — 2.7%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/13 (c)	2,650		2,762,837

Municipal Bonds	Par (000)	Value

Nevada (concluded)
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	$1,700	$1,915,730
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,250	1,310,925
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700	2,841,642

		8,831,134
New Jersey — 3.7%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	85	92,079
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	7,134,830
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	500	581,555
5.50%, 12/01/26	350	403,564
5.75%, 12/01/28	200	232,384
New Jersey Transportation Trust Fund Authority, RB, Transportation System:
Series A (NPFGC), 5.75%, 6/15/25	1,400	1,809,948
Series B, 5.25%, 6/15/36	1,580	1,826,180

		12,080,540
New York — 3.3%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	720,215
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,560,965
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,835	2,994,611
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	1,820	2,073,763
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, Series 172, AMT, 4.50%, 4/01/37	1,460	1,577,442

		10,926,996
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	520	556,026
Ohio — 0.5%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42	650	712,803
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	575,455
Kent State University, RB, General Receipts, Series A, 5.00%, 5/01/37	370	418,681

		1,706,939
Pennsylvania — 1.4%
Pennsylvania Turnpike Commission, RB, Subordinate, Special Motor License Fund:
6.00%, 12/01/36	500	615,420
5.50%, 12/01/41	2,245	2,634,597
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	1,300	1,479,621

		4,729,638

See Notes to Financial Statements.

26	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value

Puerto Rico — 3.8%
Puerto Rico Sales Tax Financing Corp., RB:
5.75%, 8/01/37	$620	$684,747
6.38%, 8/01/39	3,000	3,467,520
5.50%, 8/01/42	350	373,429
6.00%, 8/01/42	2,500	2,765,025
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.58%, 8/01/41 (a)	10,000	2,053,500
CAB, Series C, 5.44%, 8/01/38 (a)	4,070	1,021,773
First Sub-Series C, 6.00%, 8/01/39	725	811,529
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, Series C, 5.45%, 8/01/39 (a)	5,000	1,186,600

		12,364,123
South Carolina — 1.2%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	123,030
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,863,164

		3,986,194
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,000	1,175,450
Texas — 11.8%
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	5,000	5,096,950
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,482,010
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,214,494
Midland County Fresh Water Supply District No. 1, Refunding RB, CAB, City of Midland Project, Series A, 4.63%, 9/15/36 (a)	1,850	619,769
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	2,415	2,825,936
System (NPFGC), 5.75%, 1/01/40	3,600	4,041,072
System, Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,887,696
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	5,620	5,670,074
CAB, 4.92%, 9/15/35 (a)	2,275	749,067
CAB, 4.97%, 9/15/36 (a)	3,875	1,201,173
CAB, 5.02%, 9/15/37 (a)(d)	17,775	5,177,146
Texas State Turnpike Authority, RB, First Tier, Series A (AMBAC), 5.75%, 8/15/38	4,800	4,837,536

		38,802,923
Vermont — 0.4%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (e)	1,375	1,466,162
Washington — 2.0%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,400	1,598,268

Municipal Bonds	Par (000)	Value

Washington (concluded)
Washington Health Care Facilities Authority, RB:
Multicare Health System, Series A, 5.00%, 8/15/44	$835	$913,365
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,089,030
Providence Health & Services, Series A, 5.25%, 10/01/39	550	611,617
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services:
Series A, 5.00%, 10/01/42	205	229,659
Series D (AGM), 5.25%, 10/01/33	2,000	2,207,640

		6,649,579
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,200	1,333,560
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, Series A, 5.00%, 4/01/42	415	463,082

		1,796,642
Total Municipal Bonds — 108.9%		358,612,257

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Arizona — 1.0%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,172,780
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,750	1,990,765

		3,163,545
California — 3.3%
Los Angeles Community College District California, GO, Election of 2001 (AGM), 5.00%, 8/01/32	4,330	4,924,855
Los Angeles Community College District California, GO, Refunding, Election of 2008, 6.00%, 8/01/33	1,699	2,145,964
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	433,768
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	3,030	3,364,360

		10,868,947
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (h)	780	891,723
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (h)	855	1,072,145
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (h)	1,580	1,927,779
Metropolitan Washington Airports Authority, Refunding ARB, System, Series A, AMT, 5.00%, 10/01/30	2,190	2,512,609

		5,512,533

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	27

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

Florida — 10.2%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	$4,000	$4,354,520
County of Miami-Dade Florida, RB, Transit System Sales Surtax Revenue, 5.00%, 7/01/42	1,540	1,737,428
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,435,640
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (h)	1,189	1,371,588
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (e)	4,000	4,381,880
Miami-Dade County Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,338,476
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,395	3,928,183
(NPFGC), 5.00%, 8/01/31	9,000	9,978,300

		33,526,015
Georgia — 1.6%
City of Atlanta Georgia, Refunding GARB, Series B (AGM), 5.25%, 1/01/33	4,999	5,296,880
Hawaii — 1.6%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (c)	5,000	5,390,400
Illinois — 8.7%
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000	4,259,760
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.00%, 1/01/41	700	787,542
Second Lien (AGM), 5.25%, 11/01/33	2,549	2,956,647
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	3,499	3,934,968
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,630	1,823,871
Regional Transportation Authority, RB (NPFGC), 6.50%, 7/01/26	10,000	13,671,633
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (h)	1,130	1,296,589

		28,731,010
Louisiana — 1.6%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	4,600	5,152,000
Massachusetts — 2.4%
Massachusetts School Building Authority, RB:
5.00%, 8/15/30	6,268	6,928,296
Series A, 5.00%, 8/15/15 (c)	927	1,024,901

		7,953,197
Michigan — 1.2%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	3,700	4,113,327
Nevada — 1.8%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (h)	3,298	3,859,238
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,574	1,973,709

		5,832,947

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value

New York — 2.4%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	$1,050	$1,262,498
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,005	1,246,381
Port Authority of New York & New Jersey, Refunding RB, Construction One Hundred Forty-Third, AMT, 5.00%, 10/01/30	3,500	3,842,930
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (h)	1,200	1,433,052

		7,784,861
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	500	571,995
Puerto Rico — 0.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,040	1,141,577
South Carolina — 2.4%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC):
5.25%, 12/01/28	2,725	3,035,241
5.25%, 12/01/29	2,425	2,675,575
5.25%, 12/01/30	880	969,531
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (h)	1,125	1,335,139

		8,015,486
South Dakota — 0.1%
South Dakota HDA, Refunding RB, Homeownership, Series K, 5.05%, 5/01/36	458	468,095
Texas — 4.4%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,166,703
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,998,650
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,760,960
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (h)	1,400	1,603,966

		14,530,279
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	344,573
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (h)	3,250	3,613,399
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 46.4%		152,902,789
Total Long-Term Investments (Cost — $464,175,499) — 155.3%		511,515,046

See Notes to Financial Statements.

28	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

FFI Institutional Tax-Exempt Fund, 0.04% (i)(j)	4,509,881	$4,509,881
Total Short-Term Securities (Cost — $4,509,881) — 1.4%		4,509,881
Total Investments (Cost — $468,685,380) — 156.7%		516,024,927
Other Assets Less Liabilities — 0.1%		246,527
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.4)%		(70,489,789)
VMTP Shares, at Liquidation Value — (35.4)%		(116,500,000)

Net Assets Applicable to Common Shares – 100.0%		$329,281,665

(a)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
Citigroup, Inc.	$6,748,061	$32,657

(e)	Variable rate security. Rate shown is as of report date.

(f)	Amount is less than $500.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the Liquidity Provider in the event there is a shortfall between the TOB Trust Certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements is $7,781,885.

(i)	Investments in issuers considered to be an affiliate of the Fund during the period ended October 31, 2012, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at October 31, 2012	Income
FFI Institutional Tax-Exempt Fund	9,148,110	(4,638,229)	4,509,881	$725

(j)	Represents the current yield as of report date.

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2012:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long- Term Investments[1]	—	$511,515,046	—	$511,515,046
Short-Term Securities	$4,509,881	—	—	4,509,881

Total	$4,509,881	$511,515,046	—	$516,024,927

[1]	See above Schedule of Investments for values in each state or political subdivision.

Certain of the Fund’s liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of October 31, 2012, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
TOB trust certificates	—	$(70,445,377)	—	$(70,445,377)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	—	$(186,945,377)	—	$(186,945,377)

There were no transfers between levels during the period ended October 31, 2012.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	29

Statements of Assets and Liabilities

October 31, 2012 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,145,202,246	$797,750,005	$511,515,046
Investments at value — affiliated[2]	44,480,027	6,656,204	4,509,881
Interest receivable	16,536,634	9,874,574	6,328,283
Investments sold receivable	—	45,744	355,850
Deferred offering costs	446,110	287,745	159,027
Prepaid expenses	5,844	4,136	2,699

Total assets	1,206,670,861	814,618,408	522,870,786

Accrued Liabilities
Bank overdraft	—	329,979	—
Investments purchased payable	6,539,277	2,414,740	4,469,761
Income dividends payable — Common Shares	3,877,148	2,447,054	1,565,136
Investment advisory fees payable	990,605	342,636	429,269
Officer’s and Directors’ fees payable	146,319	112,376	512
Interest expense and fees payable	127,259	81,936	44,412
Other accrued expenses payable	409,894	209,478	134,654

Total accrued liabilities	12,090,502	5,938,199	6,643,744

Other Liabilities
TOB trust certificates	201,816,536	118,135,638	70,445,377
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	453,216,536	294,735,638	186,945,377

Total liabilities	465,307,038	300,673,837	193,589,121

Net Assets Applicable to Common Shareholders	$741,363,823	$513,944,571	$329,281,665

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$637,289,910	$428,741,361	$283,147,153
Undistributed net investment income	12,331,415	8,610,118	6,414,506
Accumulated net realized loss	(24,878,133)	(1,684,743)	(7,619,541)
Net unrealized appreciation/depreciation	116,620,631	78,277,835	47,339,547

Net Assets Applicable to Common Shareholders	$741,363,823	$513,944,571	$329,281,665

Net asset value per Common Share	$15.97	$16.80	$14.62

[1] Investments at cost — unaffiliated	$1,028,581,615	$719,472,170	$464,175,499
[2] Investments at cost — affiliated	$44,480,027	$6,656,204	$4,509,881
3 VRDP/VMTP Shares outstanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized	16,214	11,766	6,400
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	46,432,912	30,588,172	22,519,942

See Notes to Financial Statements.

30	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Operations

Six Months Ended October 31, 2012 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$28,220,475	$18,483,221	$11,884,839
Income — affiliated	1,462	1,052	725

Total income	28,221,937	18,484,273	11,885,564

Expenses
Investment advisory	2,957,700	2,013,799	1,287,488
Liquidity fees	903,545	735,457	—
Remarketing fees on Preferred Shares	126,734	90,263	—
Professional	125,648	114,163	92,967
Accounting services	77,808	62,167	46,105
Officer and Directors	34,149	20,325	15,943
Transfer agent	26,589	17,794	16,287
Custodian	22,487	18,461	12,186
Printing	14,082	18,698	9,397
Registration	8,784	5,307	1,698
Miscellaneous	44,159	38,199	28,012

Total expenses excluding interest expense, fees and amortization of offering costs	4,341,685	3,134,633	1,510,083
Interest expense, fees and amortization of offering costs[1]	1,351,451	864,242	980,871

Total expenses	5,693,136	3,998,875	2,490,954
Less fees waived by Manager	(3,806)	(2,257)	(1,462)

Total expenses after fees waived	5,689,330	3,996,618	2,489,492

Net investment income	22,532,607	14,487,655	9,396,072

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,597,543	975,626	956,560
Financial futures contracts	(2,463,824)	(1,362,325)	(886,916)

	2,133,719	(386,699)	69,644

Net change in unrealized appreciation/depreciation on:
Investments	33,386,932	17,956,413	11,123,534
Financial futures contracts	1,002,968	437,866	284,014

	34,389,900	18,394,279	11,407,548

Total realized and unrealized gain	36,523,619	18,007,580	11,477,192

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$59,056,226	$32,495,235	$20,873,264

[1]	Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	31

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012	Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income	$22,532,607	$45,519,096	$14,487,655	$29,050,829
Net realized gain (loss)	2,133,719	(8,238,086)	(386,699)	(14,809)
Net change in unrealized appreciation/depreciation	34,389,900	107,463,466	18,394,279	75,826,860
Dividends to AMPS Shareholders from net investment income	—	(231,075)	—	(356,663)

Net increase in net assets applicable to Common Shareholders resulting from operations	59,056,226	144,513,401	32,495,235	104,506,217

Dividends to Common Shareholders From[1]
Net investment income	(23,233,588)	(45,793,680)	(14,668,075)	(28,407,216)

Capital Share Transactions
Reinvestment of common dividends	2,251,297	5,593,850	857,618	814,799

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	38,073,935	104,313,571	18,684,778	76,913,800
Beginning of period	703,289,888	598,976,317	495,259,793	418,345,993

End of period	$741,363,823	$703,289,888	$513,944,571	$495,259,793

Undistributed net investment income	$12,331,415	$13,032,396	$8,610,118	$8,790,538

			BlackRock MuniYield Quality Fund II, Inc. (MQT)
Increase (Decrease) in Net Assets Applicable to Common Shareholders:			Six Months Ended October 31, 2012 (Unaudited)	Year Ended April 30, 2012

Operations
Net investment income			$9,396,072	$19,052,705
Net realized gain (loss)			69,644	(84,376)
Net change in unrealized appreciation/depreciation			11,407,548	50,443,417
Dividends to AMPS Shareholders from net investment income			—	(250,831)

Net increase in net assets applicable to Common Shareholders resulting from operations			20,873,264	69,160,915

Dividends to Common Shareholders From[1]
Net investment income			(9,382,465)	(18,440,530)

Capital Share Transactions
Reinvestment of common dividends			512,936	639,358

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders			12,003,735	51,359,743
Beginning of period			317,277,930	265,918,187

End of period			$329,281,665	$317,277,930

Undistributed net investment income			$6,414,506	$6,400,899

[1]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

32	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Statements of Cash Flows

Six Months Ended October 31, 2012 (Unaudited)	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by (Used for) Operating Activities
Net increase in net assets resulting from operations	$59,056,226	$32,495,235	$20,873,264
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(554,569)	85,651	144,122
Decrease in cash pledged as collateral for financial futures contracts	803,000	363,000	238,000
Decrease in prepaid expenses	40,570	21,397	9,230
Increase in investment advisory fees payable	531,294	24,573	233,691
Increase in interest expense and fees payable	43,601	21,236	5,267
Decrease in other accrued expenses payable	(70,772)	(120,474)	(34,410)
Decrease in variation margin payable	(76,000)	(34,375)	(22,500)
Increase (decrease) in Officer’s and Directors’ fees payable	(2,823)	5,560	(3,942)
Net realized and unrealized gain on investments	(37,984,475)	(18,932,039)	(12,080,095)
Amortization of premium and accretion of discount on investments	(377,545)	(932,239)	(773,002)
Amortization of deferred offering costs	110,849	104,109	36,150
Proceeds from sales of long-term investments	137,321,655	45,682,424	39,621,178
Purchases of long-term investments	(124,066,903)	(60,222,242)	(45,643,911)
Net proceeds from sales (purchases) of short-term securities	(37,212,376)	6,929,971	4,638,229

Cash provided by (used for) operating activities	(2,438,268)	5,491,787	7,241,271

Cash Provided by (Used for) Financing Activities
Cash receipts from TOB trust certificates	23,408,570	12,990,542	12,295,679
Cash payments for TOB trust certificates	—	(5,005,963)	(10,669,880)
Cash dividends paid to Common Shareholders	(20,970,302)	(13,806,345)	(8,867,070)
Increase in bank overdraft	—	329,979	—

Cash provided for (used for) financing activities	2,438,268	(5,491,787)	(7,241,271)

Cash
Net increase (decrease) in cash	—	—	—
Cash at beginning of period	—	—	—

Cash at end of period	—	—	—

Cash Flow Information
Cash paid during the period for interest	$1,197,001	$738,897	$939,453

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$2,251,297	$857,618	$512,936

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to average total assets.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	33

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,						Period November 1, 2008 to April 30, 2009		Year Ended October 31,
			2012		2011		2010				2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$15.19		$13.05		$13.87		$11.53		$10.70		$14.36	$14.98

Net investment income[1]	0.49		0.99		1.04		1.04		0.49		1.03	1.05
Net realized and unrealized gain (loss)	0.79		2.15		(0.85)		2.17		0.77		(3.62)	(0.57)
Dividends to AMPS Shareholders from net investment income	—		(0.01)		(0.03)		(0.03)		(0.04)		(0.27)	(0.28)

Net increase (decrease) from investment operations	1.28		3.13		0.16		3.18		1.22		(2.86)	0.20

Dividends to Common Shareholders from net investment income[8]	(0.50)		(0.99)		(0.98)		(0.84)		(0.39)		(0.80)	(0.82)

Net asset value, end of period	$15.97		$15.19		$13.05		$13.87		$11.53		$10.70	$14.36

Market price, end of period	$16.99		$15.49		$13.17		$13.70		$11.45		$9.66	$13.72

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	8.51%	[3]	24.76%		1.07%		28.44%		11.76%	[3]	(20.69)%	1.40%

Based on market price	13.20%	[3]	26.06%		3.27%		27.75%		22.93%	[3]	(25.06)%	(7.91)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	[4]	1.53%	[5]	1.15%	[5]	1.14%	[5]	1.25%	[4,5]	1.38%[5]	1.23%[5]

Total expenses after fees waived	1.56%	[4]	1.53%	[5]	1.15%	[5]	1.14%	[5]	1.24%	[4,5]	1.38%[5]	1.22%[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.19%	[4,7]	1.20%	[5,7]	0.99%	[5]	1.01%	[5]	1.09%	[4,5]	1.06%[5]	1.01%[5]

Net investment income	6.17%	[4]	6.95%	[5]	7.64%	[5]	8.08%	[5]	9.20%	[4,5]	7.65%[5]	7.14%[5]

Dividends to AMPS Shareholders	—		0.04%		0.23%		0.27%		0.74%	[4]	1.99%	1.88%

Net investment income to Common Shareholders	6.17%	[4]	6.91%		7.41%		7.81%		8.46%	[4]	5.66%	5.26%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$741,364		$703,290		$598,976		$630,608		$523,590		$484,945	$647,574

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$251,450		$251,450		$271,500		$271,500	$343,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400		—		—		—		—	—

Portfolio turnover	10%		19%		16%		35%		7%		20%	18%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$84,556		$87,701		$73,217		$69,695	$72,218

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$394,894		$379,749		—		—		—		—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the six months ended October 31, 2012 and the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.91% and 0.92%, respectively.

[8]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

34	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,					Period November 1, 2008 to April 30, 2009		Year Ended October 31,
			2012		2011	2010				2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$16.22		$13.72		$14.63	$13.27		$11.68		$14.88	$15.32

Net investment income[1]	0.47		0.95		0.99	0.99		0.46		0.97	0.97
Net realized and unrealized gain (loss)	0.59		2.49		(0.94)	1.23		1.51		(3.12)	(0.42)
Dividends and distributions to AMPS Shareholders from:
Net investment income	—		(0.01)		(0.04)	(0.04)		(0.04)		(0.27)	(0.30)
Net realized gain	—		—		—	—		—		(0.03)	—

Net increase (decrease) from investment operations	1.06		3.43		0.01	2.18		1.93		(2.45)	0.25

Dividends and distributions to Common Shareholders from:[8]
Net investment income	(0.48)		(0.93)		(0.92)	(0.82)		(0.34)		(0.68)	(0.69)
Net realized gain	—		—		—	—		—		(0.07)	—

Total dividends and distributions to Common Shareholders	(0.48)		(0.93)		(0.92)	(0.82)		(0.34)		(0.75)	(0.69)

Net asset value, end of period	$16.80		$16.22		$13.72	$14.63		$13.27		$11.68	$14.88

Market price, end of period	$17.81		$16.05		$13.15	$14.48		$12.32		$10.90	$13.20

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	6.60%	[3]	25.78%		0.10%	17.12%		17.07%	[3]	(16.79)%	2.00%

Based on market price	14.20%	[3]	29.85%		(3.06)%	24.86%		16.47%	[3]	(12.47)%	(4.26)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.56%	[4]	1.46%	[5]	1.21%[5]	1.20%	[5]	1.43%	[4,5]	1.76%[5]	1.71%[5]

Total expenses after fees waived	1.56%	[4]	1.46%	[5]	1.21%[5]	1.20%	[5]	1.42%	[4,5]	1.75%[5]	1.71%[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	1.23%	[4,7]	1.19%	[5,7]	1.02%[5]	1.02%	[5]	1.13%	[4,5]	1.10%[5]	1.04%[5]

Net investment income	5.67%	[4]	6.29%	[5]	6.97%[5]	6.98%	[5]	7.58%	[4,5]	6.89%[5]	6.46%[5]

Dividends to AMPS Shareholders	—		0.08%		0.25%	0.28%		0.69%	[4]	1.92%	2.01%

Net investment income to Common Shareholders	5.67%	[4]	6.21%		6.72%	6.70%		6.89%	[4]	4.97%	4.45%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$513,945		$495,260		$418,346	$445,160		$403,796		$355,459	$452,657

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$176,625	$176,625		$192,000		$192,000	$250,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600		$176,600		—	—		—		—	—

Portfolio turnover	6%		25%		12%	19%		13%		20%	24%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$84,217	$88,013		$77,582		$71,318	$70,282

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$391,022		$380,442		—	—		—		—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[7]

For the six months ended October 31, 2012 and the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90% and 0.95%, respectively.

[8]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	35

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Six Months Ended October 31, 2012 (Unaudited)		Year Ended April 30,					Period November 1, 2008 to April 30, 2009		Year Ended October 31,
			2012		2011	2010				2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$14.11		$11.85		$12.71	$11.55		$10.17		$13.17	$13.64

Net investment income[1]	0.42		0.85		0.86	0.88		0.41		0.86	0.86
Net realized and unrealized gain (loss)	0.51		2.24		(0.89)	1.04		1.31		(3.00)	(0.46)
Dividends to AMPS Shareholders from net investment income	—		(0.01)		(0.02)	(0.03)		(0.04)		(0.26)	(0.26)

Net increase (decrease) from investment operations	0.93		3.08		(0.05)	1.89		1.68		(2.40)	0.14

Dividends to Common Shareholders from net investment income[8]	(0.42)		(0.82)		(0.81)	(0.73)		(0.30)		(0.60)	(0.61)

Net asset value, end of period	$14.62		$14.11		$11.85	$12.71		$11.55		$10.17	$13.17

Market price, end of period	$15.10		$13.93		$11.59	$12.52		$10.16		$8.75	$11.60

Total Investment Return Applicable to Common Shareholders[2]
Based on net asset value	6.64%	[3]	26.85%		(0.36)%	17.15%		17.27%	[3]	(18.42)%	1.39%

Based on market price	11.57%	[3]	28.04%		(1.07)%	31.18%		19.90%	[3]	(20.31)%	(5.79)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	[4]	1.31%	[5]	1.21%[5]	1.21%	[5]	1.52%	[4,5]	1.80%[5]	1.73%[5]

Total expenses after fees waived	1.52%	[4]	1.31%	[5]	1.20%[5]	1.21%	[5]	1.52%	[4,5]	1.79%[5]	1.72%[5]

Total expenses after fees waived and excluding interest expense, fees and amortization of offering costs[6]	0.92%	[4]	0.99%	[5,7]	1.03%[5]	1.04%	[5]	1.18%	[4,5]	1.12%[5]	1.06%[5]

Net investment income	5.75%	[4]	6.46%	[5]	7.00%[5]	7.13%	[5]	7.86%	[4,5]	6.96%[5]	6.39%[5]

Dividends to AMPS Shareholders	—		0.08%		0.20%	0.23%		0.68%	[4]	2.08%	1.97%

Net investment income to Common Shareholders	5.75%	[4]	6.38%		6.80%	6.90%		7.18%	[4]	4.88%	4.42%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$329,282		$317,278		$265,918	$284,395		$258,263		$227,551	$294,661

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$116,575	$116,575		$128,250		$128,250	$160,000

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500		$116,500		—	—		—		—	—

Portfolio turnover	8%		20%		10%	25%		9%		17%	20%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$82,031	$85,994		$75,349		$69,420	$71,065

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$382,645		$372,342		—	—		—		—	—

[1]	Based on average Common Shares outstanding.

[2]

Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Annualized.

[5]	Do not reflect the effect of dividends to AMPS Shareholders.

[6]

Interest expense, fees and amortization of offering costs relate to TOBs and/or VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[7]

For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

[8]	Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

36	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (each, a “Fund”, and collectively the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors, thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for

Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	37

Notes to Financial Statements (continued)

loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of a fund, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund: (i) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (ii) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the six months ended October 31, 2012, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of the TOB Trust Certificates, less transaction expenses, is paid to a Fund. The Fund typically invests the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and the TOB Trust Certificates are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statement of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Fund will typically enter into a reimbursement agreement with the Liquidity Provider where the Fund is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At October 31, 2012, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$390,119,261	$201,943,795	0.20% – 0.51%
MQY	$256,820,160	$118,135,638	0.21% – 0.44%
MQT	$152,902,789	$70,445,377	0.21% – 0.43%

For the six months ended October 31, 2012, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$198,011,279	0.75%
MQY	$116,581,730	0.75%
MQT	$70,338,342	0.72%

38	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g. TOBs and financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the three years ended April 30, 2012, the period ended April 30, 2009. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In December 2011, the Financial Accounting Standards Board issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VTMP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge, or protect, their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Funds purchase or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and the counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	39

Notes to Financial Statements (continued)

the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Derivative Financial Instruments Categorized by Risk Exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Six Months Ended October 31, 2012

	Net Realized Loss from
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$(2,463,824)	$(1,362,325)	$(886,916)
	Net Change in Unrealized Appreciation/Depreciation on
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$1,002,968	$437,866	$284,014

For the six months ended October 31, 2012, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average number of contracts sold.	408	275	180	[1]
Average notional value of contracts sold.	$54,167,600	$36,510,024	$23,897,471	[1]
[1]	Average contract amount shown due to limited activity.

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50% of each Fund’s average daily net assets. Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are included in fees waived by Manager in the Statements of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Investment Management LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer.

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended October 31, 2012, were as follows:

	Purchases	Sales
MYD	$111,188,715	$127,238,594
MQY	$57,938,912	$44,084,322
MQT	$47,087,081	$39,263,827

5. Income Tax Information:

As of April 30, 2012, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQY	MQT
2016	$11,743,926	$346,339	$493,401
2017	4,065,755	704,337	3,726,056
2018	1,196,450	216,766	66,689
2019	479,687	57,385	1,774,764
No expiration date[2]	3,447,571	—	595,183

Total	$20,933,389	$1,324,827	$6,656,093

[2]	Must be utilized prior to losses subject to expiration.

As of October 31, 2012, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$871,535,504	$608,410,769	$399,149,631

Gross unrealized appreciation	$123,888,595	$79,069,968	$48,183,390
Gross unrealized depreciation	(7,558,362)	(1,210,166)	(1,753,471)

Net unrealized appreciation/ depreciation	$116,330,233	$77,859,802	$46,429,919

40	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

6. Concentration, Market and Credit Risk:

Each Fund invests a substantial amount of its assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of October 31, 2012, MYD invested a significant portion of its assets in securities in the health sector. MQY and MQT each invested a significant portion of their assets in the county/city/special district/school district sector. MYD and MQT also invested a significant portion of its assets in the transportation sector. Changes in economic conditions affecting the health,county/city/special district/school district and transportation sectors would have a greater impact on the Funds and could affect the value,income and/or liquidity of positions in such securities.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Six Months Ended October 31, 2012	Year Ended April 30, 2012
MYD	143,583	398,249
MQY	51,398	52,421
MQT	35,374	47,020

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”) have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	41

Notes to Financial Statements (continued)

of 1933, as amended, (the “Securities Act”) and include a liquidity feature, pursuant to a liquidity agreement, that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding for the six months ended October 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that requires a per annum liquidity fee payable to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider for its VRDP Shares is for a 364 day term and is scheduled to expire on June 26, 2013 and the fee agreement between MQY and the liquidity provider for its VRDP Shares is for a 180 day term and is scheduled to expire on March 15, 2013, unless renewed or terminated in advance.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Funds’ custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, the VRDP Funds are required to redeem certain of their outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of the VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2012 the VRDP Shares were assigned a long term rating of Aa1 from Moody’s under its new ratings methodology and AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of October 31, 2012, the short-term ratings of the liquidity provider and the VRDP Shares were P-2, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MYD and MQY’s VRDP Shares that were tendered for remarketing during the six months ended October 31, 2012 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the six months ended October 31, 2012 were as follows:

Rate
MYD	0.39%
MQY	0.36%

42	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Notes to Financial Statements (continued)

VRDP Shares issued and outstanding remained constant for the six months ended October 31, 2012. During the year ended April 30, 2012, MYD and MQY issued 2,514 and 1,766 VRDP Shares, respectively.

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding for the six months ended October 31, 2012 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	$116,500,000	1/02/15

MQT is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MQT’s VMTP Shares will be extended or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of October 31, 2012, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new ratings methodology and AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rate for the VMTP Shares for the six months ended October 31, 2012 was as follows:

Rate
MQT	1.17%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

VMTP Shares issued and outstanding remained constant for the six months ended October 31, 2012. During the year ended April 30, 2012, MQT issued 1,165 VMTP Shares.

AMPS

The AMPS were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles Supplementary (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption dates listed below, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.47% for the year ended April 30, 2012. A failed auction was not an event of default for the Funds, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers were included in remarketing fees on Preferred Shares in the Statements of Operations.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	43

Notes to Financial Statements (concluded)

During the year ended April 30, 2012, MYD, MQY and MQT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MYD	A	7/27/11	1,320	$33,000,000
	B	7/20/11	1,320	$33,000,000
	C	7/13/11	1,320	$33,000,000
	D	7/13/11	1,320	$33,000,000
	E	7/13/11	2,052	$51,300,000
	F	7/21/11	1,260	$31,500,000
	G	7/18/11	1,466	$36,650,000
MQY	A	10/25/11	1,413	$35,325,000
	B	10/11/11	1,413	$35,325,000
	C	10/07/11	1,413	$35,325,000
	D	10/07/11	1,413	$35,325,000
	E	10/03/11	1,413	$35,325,000
MQT	A	1/17/12	1,457	$36,425,000
	B	1/23/12	1,457	$36,425,000
	C	1/09/12	1,457	$36,425,000
	D	1/10/12	292	$7,300,000

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares or VMTP Shares as follows:

MYD	$251,400,000
MQY	$176,600,000
MQT	$116,500,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend on December 3, 2012 to Common Shareholders of record on November 15, 2012 as follows:

Common Dividend Per Share
MYD	$0.0835
MQY	$0.0800
MQT	$0.0695

Additionally, the Funds declared a net investment income dividend on December 4, 2012 payable to Common Shareholders of record on December 14, 2012 in the same amounts as above.

The dividends declared on VRDP or VMTP Shares for the period November 1, 2012 to November 30, 2012 were as follows:

	Series	VRDP/VMTP Dividends Declared
MYD VRDP Shares	W-7	$86,410
MQY VRDP Shares	W-7	$53,318
MQT VMTP Shares	W-7	$114,113

The fee agreement between MQY and the liquidity provider that was scheduled to expire on March 15, 2013 was terminated in advance on November 29, 2012. On November 29, 2012, MQY entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is for a 2 year term and is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. In addition, the remarketing agreement between MQY and the remarketing agent terminated on November 21, 2012. On November 21, 2012, MQY entered into a remarketing agreement with a new remarketing agent. The change in liquidity provider resulted in a mandatory tender of MQY’s VRDP Shares on November 28, 2012 which were successfully remarketed by the remarketing agent. Effective November 29, 2012, the short term ratings of the liquidity provider and the VRDP Shares for MQY were P-1, F1 and A1 by Moody’s, Fitch and S&P, respectively, which is within the two highest rating categories.

44	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (each, a “Board,” collectively, the “Boards,” and the members of which are referred to as “Board Members”) of BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT,” and together with MYD and MQY, each a “Fund,” and, collectively, the “Funds”) met on April 26, 2012 and May 22-23, 2012 to consider the approval of each Fund’s investment advisory agreement (each, an “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor. The Board of each Fund also considered the approval of the sub-advisory agreement (each, a “Sub-Advisory Agreement”) among the Manager, BlackRock Investment Management, LLC (the “Sub-Advisor”), and such Fund. The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreements and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

Each Board consists of eleven individuals, nine of whom are not “interested persons” of such Fund as defined in the Investment Company Act of 1940 (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. Each Board has established six standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee, an Executive Committee, and a Leverage Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee and the Leverage Committee, each of which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, the Boards are required to consider the continuation of the Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two days, and a fifth meeting to consider specific information surrounding the consideration of renewing the Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services, risk oversight, compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their respective committees, considered at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analyses of the reasons for any over performance or underperformance against their peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Funds for services such as call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Funds; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Funds’ investment objectives, policies and restrictions; (e) the Funds’ compliance with their Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Boards; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Funds’ valuation and liquidity procedures; (k) an analysis of management fees ratios for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels, as applicable; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of opportunities to consolidate funds and of BlackRock’s commitment to investment performance. In addition, the Board requested, to the extent reasonably possible, an analysis of the risk and return relative to selected funds in peer groups. BlackRock provides information to the Board in response to specific questions. These questions covered issues such as profitability, including the impact of BlackRock’s upfront costs in sponsoring closed-end funds and the relative profitability of closed-end and open end funds, investment performance and management fee levels. The Board considered the importance of: (i) managing fixed income assets with a view toward preservation of capital; (ii) portfolio managers’ investments in the funds they manage; (iii) BlackRock’s controls surrounding the coding of quantitative investment models; and (iv) BlackRock’s oversight of relationships with third party service providers.

The Boards considered BlackRock’s efforts during the past year with regard to refinancing outstanding AMPS, as well as ongoing time and resources devoted to other forms of preferred shares and alternative leverage. As of the date of this report each Fund has redeemed 100% of its outstanding AMPS.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	45

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 26, 2012 meeting, the Boards requested and received materials specifically relating to the Agreements. Each Board is engaged in a process with its independent legal counsel and BlackRock to review periodically the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper and a customized peer group selected by BlackRock (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees (a combination of the advisory fee and the administration fee, if any) charged to other clients, such as institutional clients and open-end funds, under similar investment mandates, as applicable; (d) the existence, impact and sharing of potential economies of scale; (e) a summary of aggregate amounts paid by each Fund to BlackRock and (f) if applicable, a comparison of management fees to similar BlackRock closed-end funds, as classified by Lipper.

At an in-person meeting held on April 26, 2012, the Boards reviewed materials relating to their consideration of the Agreements. As a result of the discussions that occurred during the April 26, 2012 meeting, and as a culmination of the Boards’ year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May 22-23, 2012 Board meeting.

At an in-person meeting held on May 22-23, 2012, each Board, including all the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund, each for a one-year term ending June 30, 2013. In approving the continuation of the Agreements, the Boards considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Funds and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Funds; (d) economies of scale; (e) fall-out benefits to BlackRock as a result of its relationship with the Funds; and (f) other factors deemed relevant by the Board Members.

The Boards also considered other matters they deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to securities lending, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates from their relationship with the Funds and advice from independent legal counsel with respect to the review process and materials submitted for the Boards’ review. The Boards noted the willingness of BlackRock personnel to engage in open, candid discussions with the Boards. The Boards did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Boards, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Funds. Throughout the year, the Boards compared Fund performance to the performance of a comparable group of closed-end funds and/or the performance of a relevant benchmark, if any. The Boards met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. Each Board also reviewed the materials provided by its Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Boards considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and their Funds’ portfolio management teams, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance, BlackRock’s credit analysis capabilities, BlackRock’s risk analysis and oversight capabilities and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Boards engaged in a review of BlackRock’s compensation structure with respect to their Funds’ portfolio management teams and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services including, among others: (i) preparing disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Funds; (iii) assisting with daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; and (viii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory

46	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: The Boards, including the Independent Board Members, also reviewed and considered the performance history of their Funds. In preparation for the April 26, 2012 meeting, the Boards worked with its independent legal counsel, BlackRock and Lipper to develop a template for, and was provided with reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, each Board received and reviewed information regarding the investment performance, based on net asset value (NAV), of its Fund as compared to funds in that Fund’s applicable Lipper category and a customized peer group selected by BlackRock. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meets with Lipper representatives to review their methodology. Each Board and such Board’s Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of the Fund throughout the year.

The Board of MYD noted that, in general, MYD performed better than its Peers in that MYD’s performance was at or above the median of its Customized Lipper Peer Group Composite in the three- and five-year periods reported, although performance for the one-year period reported was below the median. The Board and BlackRock reviewed and discussed the reasons for MYD’s underperformance during the one-year period and will monitor closely MYD’s performance in the coming year. Based on its discussions with BlackRock and the Board’s review of MYD’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board noted that MYD’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of MYD’s relative performance. The composite performance metric is a measurement blend of total return and yield.

The Board of each of MQY and MQT noted that, in general, its Fund performed better than its Peers in that the Fund’s performance was at or above the median of its Customized Lipper Peer Group Composite in each of the one-, three- and five-year periods reported. Based on its discussions with BlackRock and the Board’s review of its Fund’s investment performance compared to its Lipper Peer Group, the methodology used by Lipper to select peer funds, and other relevant information provided by BlackRock, the Board of each of MQY and MQT noted that its Fund’s investment performance as compared to its Customized Lipper Peer Group Composite provided a more meaningful comparison of the Fund’s relative performance. The composite performance metric is a measurement blend of total return and yield.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed its Fund’s contractual management fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expense ratio, as well as actual management fee rate, to those of other funds in its Lipper category. Each Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Funds. The Boards were also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Boards currently oversee for the year ended December 31, 2011 compared to available aggregate profitability data provided for the years ended December 31, 2010, and December 31, 2009. The Boards reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards considered BlackRock’s overall operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising closed-end funds, among other product types. In addition, the Boards considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Boards considered the cost of the services provided to the Funds by BlackRock, and BlackRock’s and its affiliates’ profits

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	47

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

relating to the management of the Funds and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Boards reviewed BlackRock’s methodology in allocating its costs to the management of the Funds. The Boards also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Boards.

The Board of each Fund noted that its Fund’s contractual management fee ratio (a combination of the advisory fee and the administration fee, if any) was lower than or equal to the median contractual management fee ratio paid by the Fund’s Peers, in each case before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of its Fund increase. Each Board also considered the extent to which its Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. They are typically priced at scale at a fund’s inception. The Board noted that only one closed-end fund in the Fund Complex has breakpoints in its advisory fee structure.

E. Other Factors Deemed Relevant by the Board Members: The Boards, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including securities lending and cash management services. The Boards also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in exchange traded funds (i.e., ETFs) without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the closed-end fund marketplace and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

Each Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and its Fund for a one-year term ending June 30, 2013, and the Sub-Advisory Agreement among the Manager, the Sub-Advisor, and its Fund for a one-year term ending June 30, 2013. Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making these determinations. The contractual fee arrangements for the Funds reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

48	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Officers and Directors

Richard E. Cavanagh, Chairman of the Board and Director

Karen P. Robards, Vice Chairperson of the Board, Chairperson of the Audit Committee and Director

Paul L. Audet, Director

Michael J. Castellano, Director and Member of the Audit Committee

Frank J. Fabozzi, Director and Member of the Audit Committee

Kathleen F. Feldstein, Director

James T. Flynn, Director and Member of the Audit Committee

Henry Gabbay, Director

Jerrold B. Harris, Director

R. Glenn Hubbard, Director

W. Carl Kester, Director and Member of the Audit Committee

John M. Perlowski, President and Chief Executive Officer

Anne Ackerley, Vice President

Brendan Kyne, Vice President

Robert W. Crothers Vice President1

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Brian Kindelan, Chief Compliance Officer and Anti-Money Laundering Officer

Janey Ahn, Secretary2

[1]	Effective May 22, 2012, Robert W. Crothers became Vice President of the Funds.

[2]	Effective May 22, 2012, Ira P. Shapiro resigned as Secretary of the Funds and Janey Ahn became Secretary of the Funds.

Investment Advisor

BlackRock Advisors, LLC

Wilmington, DE 19809

Sub-Advisor

BlackRock Investment Management, LLC

Princeton, NJ 08540

Custodians

The Bank of New York Mellon3

New York, NY 10286

State Street Bank and Trust Company4

Boston, MA 02110

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Tender and Paying Agent and

VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10289

VRDP Remarketing Agents

Merrill Lynch, Pierce, Fenner & Smith Incorporated5

New York, NY 10036

Morgan Stanley & Co. LLC4

New York, NY 10036

VRDP Liquidity Providers

Bank of America, N.A.5

New York, NY 10036

Morgan Stanley Bank, N.A.4

New York, NY 10036

Accounting Agent

State Street Bank and Trust Company

Boston, MA 02110

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Skadden, Arps, Slate, Meagher & Flom LLP

New York, NY 10036

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

[3]	For MYD and MQT.
[4]	For MQY.
[5]	For MYD.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	49

Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 27, 2012 for shareholders of record on May 31, 2012 to elect director nominees for each Fund. There were no broker non-votes with regard to any of the Funds.

Approved the Directors as follows:

	Paul L. Audet			Michael J. Castellano			Richard E. Cavanagh
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	43,924,754	969,965	0	43,905,271	989,448	0	43,854,215	1,040,504	0
MQY	28,686,597	753,302	0	28,685,626	754,273	0	28,686,690	753,209	0
MQT	21,390,712	393,622	0	21,390,426	393,908	0	21,389,986	394,348	0
	Frank J. Fabozzi[1]			Kathleen F. Feldstein			James T. Flynn
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	43,743,507	1,151,212	0	43,741,438	1,153,281	0
MQY	1,766	0	0	28,680,685	759,214	0	28,682,292	757,607	0
MQT	1,165	0	0	21,379,146	405,188	0	21,389,230	395,104	0
	Henry Gabbay			Jerrold B. Harris			R. Glenn Hubbard
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	43,852,085	1,042,634	0	43,785,952	1,108,767	0	43,792,417	1,102,302	0
MQY	28,687,139	752,760	0	28,682,727	757,172	0	28,684,615	755,284	0
MQT	21,390,205	394,129	0	21,378,676	405,658	0	21,388,456	395,878	0
	W. Carl Kester[1]			Karen P. Robards
	Votes For	Votes Withheld	Abstain	Votes For	Votes Withheld	Abstain
MYD	2,514	0	0	43,908,519	986,200	0
MQY	1,766	0	0	28,686,115	753,784	0
MQT	1,165	0	0	21,389,147	395,187	0

[1]	Voted on by holders of Preferred Shares only.

50	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information (continued)

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	51

Additional Information (continued)

General Information

On August 11, 2010, the Manager announced that a derivative complaint had been filed by shareholders of MYD, on August 4, 2010 in the Supreme Court of the State of New York, New York County. The complaint names the Manager, BlackRock, Inc., and certain of the directors, officers and portfolio managers of MYD (collectively, the “Defendants”) as defendants. The complaint alleges, among other things, that the Defendants breached fiduciary duties owed to MYD and its Common Shareholders by redeeming AMPS at their liquidation preference. The complaint seeks unspecified damages for losses purportedly suffered by MYD as a result of the prior redemptions and injunctive relief preventing MYD from redeeming AMPS at their liquidation preference in the future.

On March 15, 2012, the Supreme Court of the State of New York, New York County, entered an order consolidating the above-referenced derivative complaint with another derivative complaint, containing almost identical allegations, already pending in that court. The court on March 15, 2012 also granted plaintiffs permission to file an amended complaint. On April 16, 2012, the plaintiffs filed a Consolidated Shareholder Derivative Complaint, which did not include MYD as a nominal defendant. Thus, MYD is no longer a nominal defendant in the derivative complaint.

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

52	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

Additional Information (continued)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

SEMI-ANNUAL REPORT	OCTOBER 31, 2012	53

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

54	SEMI-ANNUAL REPORT	OCTOBER 31, 2012

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered are presentation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

#MYQII-10/12-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable to this semi-annual report

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies
(a) Not Applicable to this semi-annual report
(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Quality Fund II, Inc.

Date: January 3, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock MuniYield Quality Fund II, Inc.

Date: January 3, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock MuniYield Quality Fund II, Inc.

Date: January 3, 2013

3